                                                                   Exhibit 16(r)


                      Aggregate Total Return Computation
                              U.S. Treasury Fund
                               (Retail Shares)

   FORMULA      T    =    (ERV/P) - 1

     WHERE:     T    =    Aggregate total return

        ERV          =    Ending Redeemable Value at the end of the period of a
                          hypothetical $1,000 investment made at the beginning of the period

                P    =    a hypothetical initial payment of $1,000

    EXAMPLE:    Since Inception:       (01/22/91 to 01/31/96):
                                       (1,224.62/$1,000) - 1 = 22.46%

                                                                   Exhibit 16(r)


                      Aggregate Total Return Computation
                              U.S. Treasury Fund
                                (Trust Shares)

    FORMULA     T    =    (ERV/P) - 1

     WHERE:     T    =    Aggregate total return

        ERV          =    Ending Redeemable Value at the end of the period of a
                          hypothetical $1,000 investment made at the beginning of the period

                P    =    a hypothetical initial payment of $1,000


     EXAMPLE:   Since Inception:      (01/22/91 to 01/31/96):
                                      (1,221.96/$1,000) - 1 = 22.20%

                                                                     Exhibit 16


                           7-Day Yield Computation
                              U.S. Treasury Fund
                                (Trust Shares)

FORMULA:  Annualized Yield = (base period return/1 x 365/7)

   EXAMPLE:  (.000917910) x 365/7 = . %

                                                        365/7
FORMULA:  Effective Yield = [ (base period return + 1)       ] - 1

                                  365/7
   EXAMPLE:  [ (.000917910) + 1)       ] - 1 = . %


FOR THE SEVEN DAY PERIOD ENDED JANUARY 31, 1996, THE RESPECTIVE YIELDS WERE:

   Annualized Yield = 4.79%

   Effective Yield  = 4.90%

                                                                     Exhibit 16


                           7-Day Yield Computation
                              U.S. Treasury Fund
                                (Retail Shares)


FORMULA:  Annualized Yield = (base period return/1 x 365/7)

   EXAMPLE:  (.000885709) x 365/7 = . %

                                                        365/7
FORMULA:  Effective Yield = [ (base period return + 1)       ] - 1

                                  365/7
   EXAMPLE:  [ (.000885709) + 1)       ] - 1 = . %


FOR THE SEVEN DAY PERIOD ENDED JANUARY 31, 1996, THE RESPECTIVE YIELDS WERE:

   Annualized Yield = 4.62%

   Effective Yield  = 4.72%